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                                                                       Exhibit 1


                            DEALER MANAGER AGREEMENT

                                                                 February , 1997

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED

Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1329

Ladies and Gentlemen:

                  MBNA Capital C (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. (Section) 3801 et. seq.), pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of the Exchange Date (as defined herein) (the "Declaration"), among MBNA Corporation (the "Company"), as Sponsor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and ___________________, _______________ and _______________, as regular trustees
(the "Regular Trustees" and together with the Property Trustee and the Delaware Trustee, the "Trustees"), and the holders from time to time of undivided beneficial ownership interests in the assets of the Trust, proposes to issue its % Trust Originated Preferred Securities* ("TOPrS(sm)"), Series C (the "Preferred Securities"), in exchange for up to 6,000,000 shares (the "Target Securities") of 7.50% Cumulative Preferred Stock, Series A ("the Series A Preferred Stock"), of the Company. The Preferred Securities will be guaranteed (the "Guarantee") by the Company to the extent described in the Prospectus (as hereinafter defined). The exchange described above is herein referred to as the "Exchange Offer" and any exchange of Preferred Securities for Target Securities pursuant to the Exchange Offer is herein referred to as an "Exchange". In connection with the Exchange Offer, the Company will deposit in the Trust as trust assets its % Junior Subordinated Deferrable Interest Debentures, Series C, due 2027 (the "Debentures") as set

--------

*(sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.
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forth in the Prospectus, to be issued pursuant to an Indenture, dated April ,
1997, between the Company and The Bank of New York, as trustee (the "Indenture Trustee"), as supplemented by a Supplemental Indenture to be dated as of the Exchange Date (the "Supplemental Indenture"), between the Company and the Indenture Trustee (collectively, the "Indenture").

                  Each of the Company and the Trust hereby confirms its agreement with Merrill Lynch & Co. (the "Dealer Manager") as follows:

                  1. Registration Statement, Prospectus and Offering Materials. The Company and the Trust have prepared and filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder (the "Securities Act Regulations"), a registration statement on Form S-4 covering the registration of the Preferred Securities, the Guarantee and the Debentures, including the related preliminary prospectus, and will prepare and file, on or prior to the effective date of such registration statement, amendments to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto and any documents incorporated by reference therein, as amended at the time it becomes effective or as thereafter amended or supplemented from time to time, is herein called the "Registration Statement". The final prospectus included in the Registration Statement (including any documents incorporated in the prospectus by reference) is herein called the "Prospectus", except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424 (b)), the term "Prospectus" shall refer to the final prospectus furnished to the Dealer Manager for such use. The terms "supplement" and "amendment" or "amend" as used herein with respect to the Prospectus shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus and prior to the termination of the Exchange Offer by the Company and the Trust with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act").

                  The Registration Statement, Prospectus and the related letters from the Dealer Manager to securities brokers, dealers, commercial banks, trust companies and other nominees, letters to beneficial owners of Target Securities, letters of transmittal (the "Letters of Transmittal"), notices of guaranteed delivery (the "Notices of Guaranteed Delivery") and any newspaper announcements, press releases and other offering materials and information the Company may use or prepare, approve or authorize for use in connection with the Exchange Offer, as amended or supplemented from time to time, are herein collectively referred to as the "Offering Materials".


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                  2. Exchange Offer; Agreement to Act as Dealer Manager. (a) The
Company and the Trust intend to commence the Exchange Offer as soon as practicable after the Registration Statement becomes effective under the Securities Act by publicly announcing its commencement and by mailing, or causing to be mailed on its behalf, copies of the Prospectus, the related
Letters of Transmittal and such of the other Offering Materials as is required or as the Company and the Trust elect to each holder of Target Securities (the date of the commencement of such distribution being herein called the "Commencement Date").

                  (b) The Company hereby retains the Dealer Manager to advise the Company and the Trust with respect to the terms and timing of the Exchange Offer and to assist them in the preparation of the Offering Materials and retains and authorizes the Dealer Manager to act as dealer manager and to assist the Company and the Trust with the solicitation of Exchanges (each a "Solicitation" and collectively the "Solicitations"). On the basis of the representations and warranties and agreements of the Company and the Trust herein contained and subject to and in accordance with the terms and conditions hereof and of the Offering Materials, the Dealer Manager agrees to advise the Company and the Trust with respect to the terms and timing of the Exchange Offer, to assist them in the preparation of the Offering Materials, to act as dealer manager in connection with the Exchange Offer and to assist the Company and the Trust with the Solicitations. The Dealer Manager agrees to use its reasonable best efforts to solicit Exchanges.

                  (c) The Company shall furnish the Dealer Manager, or cause the transfer agent or registrar for the Target Securities (respectively, the "Transfer Agent" and "Registrar") to furnish the Dealer Manager, as soon as practicable after the date hereof (to the extent not previously furnished), with cards or lists in reasonable quantities or copies thereof showing the names of persons who were the holders of record or, to the extent available to the Company, the beneficial owners of the Target Securities as of a recent date, together with their addresses, and the number of shares of Target Securities held by them. Additionally, the Company shall use its reasonable best efforts to update, or to cause the Transfer Agent or Registrar to update, such information from time to time during the term of this Agreement as may be reasonably requested by the Dealer Manager. Except as otherwise provided herein, the Dealer Manager agrees to use such information only in connection with the Solicitations. The Dealer Manager shall act hereunder as an independent contractor and nothing herein contained shall make the Dealer Manager an agent of the Company or any of its subsidiaries or the Trust in connection with any Solicitation. Nothing contained in this Agreement shall constitute the Dealer Manager a partner of or joint venturer with the Company or any of its subsidiaries or the Trust.

                  (d) The Company and the Trust authorize the Dealer Manager to use the Offering Materials in connection with the Solicitations and for such period of time as any Offering Materials are required by law to be delivered in connection therewith. The Dealer Manager shall not have any obligation to cause any Offering Materials to be transmitted generally to the holders of the Target Securities. The Dealer Manager agrees not to give


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any written information and not to make any representations to holders of the
Target Securities in connection with any Solicitation other than as contained in the Offering Materials.

                  (e) The Company and the Trust authorize the Dealer Manager to communicate with any information agent (the "Information Agent") or exchange agent (the "Exchange Agent") appointed by the Company and/or the Trust to act in such capacity in connection with the Exchange Offer with respect to matters relating to the Exchange Offer.

                  (f) The Company and the Trust agree that any reference to the Dealer Manager in any Offering Materials or in any newspaper announcement or press release or other public document or communication is subject to the Dealer Manager's prior consent.

                  3. Compensation. (a) The Company hereby agrees to pay to the Dealer Manager for services rendered and to be rendered by them in connection with the Exchange Offer a fee (the "Management Fee") equal to $____ per share of Target Securities validly submitted for exchange and not withdrawn in connection with the Exchange Offer. The Management Fee shall be paid only if the Exchange Offer is consummated, and shall be paid within one week of the consummation of the Exchange Offer.

                  (b) The Company agrees to pay, or cause to be paid to, each soliciting dealer (including the Dealer Manager acting as a soliciting dealer) whose name has been inserted in the space provided in the Letter of Transmittal for that purpose a fee (the "Soliciting Dealer Fee") equal to $___ per share of Target Securities ($___ per share of Target Securities with respect to the solicitation of beneficial holders of 10,000 or more shares) validly submitted for exchange and not withdrawn in connection with the Exchange Offer; provided, however, that no such fee shall be paid with respect to Target Securities tendered, directly or indirectly, by soliciting dealers for their own account and such fee shall not be remitted, in whole or in part, to the beneficial owner of such Target Securities. The Soliciting Dealer Fee shall be paid only if the Exchange Offer is consummated and shall be paid to the soliciting dealers within one week of the consummation of the Exchange Offer.

                  4. Expenses, Reimbursement. The Company agrees to reimburse the Dealer Manager directly for all of its reasonable out-of-pocket expenses incurred in connection with the Exchange Offer, including, without limitation, the reasonable fees and expenses of the law firm acting as legal counsel for the Dealer Manager.

                  5. Certain Covenants of the Trust and the Company. Each of the Company and the Trust covenants jointly and severally with the Dealer Manager:

                  (a) To use reasonable efforts to cause the Registration Statement, including any post-effective amendment thereto, to become effective and will notify the Dealer Manager as soon as practicable and, if requested by the Dealer Manager, will


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confirm the notice in writing, (i) when any post-effective amendment to the
Registration Statement shall have become effective, or any supplement to the Prospectus or any amended Prospectus or any amended or additional Offering Materials shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Exchange Offer, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or the other Offering Materials or for additional information relating to the Exchange Offer and (iv) of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or (B) the issuance by the Commission of any order preventing or suspending the use of any of the Offering Materials or (C) the suspension of the qualification of the Preferred Securities for offering or sale in connection with the Exchange Offer in any jurisdiction or (D) the institution or threatening of any proceedings for any of such purposes or (E) the occurrence of any event which could cause the Company or the Trust to withdraw, rescind, terminate or modify the Exchange Offer or would permit the Company or the Trust to exercise any right not to accept the Target Securities tendered pursuant to the Exchange Offer. The Company and the Trust will make every reasonable effort to prevent the issuance of any such stop order, the issuance of any order preventing or suspending such use and the suspension of any such qualification and, if any such order is issued or qualification suspended, to obtain the lifting of such order or suspension at the earliest practicable time.

                  (b) Prior to the termination of the Exchange Offer, before amending or supplementing the Registration Statement or the Prospectus, to furnish copies of drafts to, and consult with, the Dealer Manager and its counsel within a reasonable time in advance of filing with the Commission of any amendment or supplement to the Registration Statement, the Prospectus or the other Offering Materials. Neither the Company nor the Trust shall file any such amendment or supplement to which the Dealer Manager shall reasonably object in writing; provided, however, that the foregoing shall not apply to any of the Company's filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which such filings the Company will cause to be delivered to the Dealer Manager promptly after being transmitted for filing with the Commission.

                  (c) To furnish promptly to the Dealer Manager, without charge, one signed copy of the Registration Statement, all amendments thereto and any other filing with the Commission in connection with the Exchange Offer, whether filed before or after the Registration Statement becomes effective.

                  (d) To furnish promptly to the Dealer Manager, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as the Dealer Manager may request, and the Company and the Trust hereby consent to the use of such copies for purposes permitted by the Securities Act and the Exchange Act. The Company will furnish promptly to the Dealer Manager, without charge, as soon as the Registration Statement shall have become effective and during the


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period mentioned in the second sentence of paragraph (e) below such number of copies of the Prospectus and the other Offering Materials (as supplemented or amended) as the Dealer Manager may request and will cause all amendments and supplements filed with the Commission to be distributed to holders of Target Securities as may be required by the Securities Act and the Exchange Act.

                  (e) To comply in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the Offering Materials, the Exchange Offer and the transactions contemplated hereby and thereby, as applicable. If at any time when the Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with any Solicitation or Exchange any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Manager or counsel for the Company and the Trust, to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials in order that the Prospectus or such other Offering Materials will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Prospectus or such other Offering Materials, in the light of the circumstances under which they were made, not misleading or if, in the reasonable opinion of either such counsel, it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials to comply with the requirements of the Securities Act or the Exchange Act, the Company and the Trust will promptly prepare, file with the Commission, subject to Section 5(b) of this Agreement, and furnish, at its own expense, to the Dealer Manager and to the dealers (whose names and address will be furnished to the Company by the Dealer Manager) to which Preferred Securities may have been exchanged, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus or such other Offering Materials comply with such requirements.

                  (f) To endeavor, in cooperation with the Dealer Manager, to qualify the Preferred Securities for offering and sale in connection with the Exchange Offer under the applicable securities or Blue Sky laws of such jurisdictions as the Company and the Trust may elect and to maintain such qualifications in effect for such time as may be required for the consummation of the Exchange Offer; provided, however, that neither the Company nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; provided, further, that the Dealer Manager shall not be obligated to solicit tenders in jurisdictions where the Preferred Securities are not qualified for offer and sale. The Company and the Trust will file such statements and reports as may be required by the laws of each jurisdiction in which the Preferred Securities have been qualified as above provided.


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                  (g) To make generally available to the holders of the
Preferred Securities and the Debentures as soon as practicable, but in any event not later than 45 days after the end of the fiscal quarter of the Company during which the first anniversary of the effective date of the Registration Statement occurs (or 90 days in case the period covered corresponds to a fiscal year of the Company) an earnings statement of the Company (in form complying with the provisions of Rule 158 of the Securities Act) covering such twelve-month period.

                  (h) To use its reasonable best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange, Inc. (the "NYSE"), subject to official notice of issuance, as soon as practicable after the date hereof.

                  (i) To timely file any report or other document required to be filed by the Company or the Trust with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act during the period of time referred to in the second sentence of Section 5(e) hereof.

                  (j) Subject to Section 4(a) of this Agreement, to pay all costs and expenses incurred in connection with the performance of its obligations in connection with this Agreement and the Solicitations including, without limitation, (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses, the Prospectus and the other Offering Materials and any amendments or supplements to any of the foregoing, and the cost of furnishing copies thereof to the Dealer Manager, (ii) the preparation and distribution of this Agreement and any Blue Sky surveys and the printing of certificates for the Preferred Securities, (iii) the distribution of the Offering Materials to the holders of the Target Securities, (iv) the fees and disbursements of counsel to the Company and the Trust, counsel to the Dealer Manager and the Company's and the Trust's accountants, (v) the qualification of the Preferred Securities under the applicable securities laws in accordance with
Section 5(f) of this Agreement and any filing for review of the Exchange Offer with the National Association of Securities Dealers, Inc. (the "NASD") (including filing fees and fees and disbursements of counsel for the Dealer Manager in connection with such filing with the NASD), (vi) the fees and expenses of the Transfer Agent, the Registrar, the Trustees, the Indenture Trustee (as defined herein), the trustee under the Guarantee (the "Guarantee Trustee"), the Information Agent and the Exchange Agent and (vii) all other costs and expenses incident to the Solicitations incurred by the Trust and the Company and its subsidiaries. The Company agrees to pay all of the aforementioned costs and expenses whether or not the Exchange Offer is consummated.

                  (k) To advise or cause the Exchange Agent to advise the Dealer Manager at 5:00 P.M., New York City time, or as promptly as practicable thereafter, daily (or more frequently if requested), by telephone or facsimile transmission, as of 4:00 P.M. on such day with respect to Target Securities tendered as follows:


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                           (i) the number of shares of Target Securities validly
tendered represented by certificates physically held by the Exchange Agent (or for which the Exchange Agent has received confirmation of receipt of book-entry transfer of such Target Securities into the Exchange Agent's account at a Depository Institution (as defined in the Prospectus) pursuant to the procedures set forth in the Exchange Offer) on such day;

                           (ii) the number of shares of Target Securities
represented by Notices of Guaranteed Delivery on such day;

                           (iii) the number of shares of Target Securities
properly withdrawn on such day;

                           (iv) the cumulative number of shares of Target
Securities in categories (i) through (iii) above.

                  On the day following such oral communication, the Company shall furnish or cause the Exchange Agent to furnish to the Dealer Manager a written report confirming the above information which has been communicated orally. The Company shall furnish or cause the Exchange Agent to furnish to the Dealer Manager such reasonable information on the tendering holders of Targeted Securities as may be requested from time to time.

                  (l) To give the Dealer Manager notice of any change of the expiration time of the Exchange Offer (the "Expiration Time").

                  6. Representations and Warranties of the Company and the Trust. Each of the Company and the Trust jointly and severally represent and warrant to and agrees with the Dealer Manager that:

                  (a) Compliance with Registration Requirements. Each prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the Securities Act, will comply when so filed, in all material respects, as to form with the Securities Act, the Exchange Act and the Trust Indenture Act; the Registration Statement at the time it becomes effective and the Prospectus and any other Offering Materials, on the Commencement Date and on the date on which the Company commences delivery of the Preferred Securities for exchange of the Target Securities pursuant to the Exchange Offer (such date, the "Exchange Date"), will comply, in all material respects, as to form with the Securities Act and the Exchange Act; each part of the Registration Statement when such part becomes effective will not contain, and each such part, as amended, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the Commencement Date and the Exchange Date, none of the Prospectus or the other Offering Materials or any amendments or supplements to such Offering Materials will contain any untrue statement of a material fact or omit to state a


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material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 6(a) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by the Dealer Manager expressly for use in the Registration Statement, Prospectus, any other Offering Materials or any amendments or supplements to any of the foregoing.

                  (b) Incorporated Documents. The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties set forth in this Section 6(b) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by the Dealer Manager expressly for use in the Registration Statement and the Prospectus as amended or supplemented.

                  (c) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust, or of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Trust, or by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Trust, or to the Company and its subsidiaries considered as one enterprise, (C) except for regular dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (D) there has been no material increase in the long-term debt of the Company, except such increases as are set forth in the Prospectus.


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                  (d) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus.

                  (e) Good Standing of Significant Subsidiaries. Each subsidiary of the Company which is a significant subsidiary, as defined in Rule 405 of Regulation C of the regulations promulgated under the Securities Act (each, a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation except for MBNA America Bank, National Association (the "Bank") and any other national bank subsidiary, each of which has been duly organized and is validly existing as a national bank under the laws of the United States, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus.

                  (f) Foreign Qualification. The Company and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require qualification.

                  (g) Authorized Capitalization. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                  (h) Existence of Trust. The Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Act, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and is not required to be authorized to do business in any other jurisdiction; all the outstanding beneficial ownership interests in the assets of the Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and the Trust is and will be treated as a "grantor trust" for federal income tax purposes under existing law.

                  (i) Preferred Securities. The Preferred Securities have been duly and validly authorized, and, when the Preferred Securities are issued and delivered pursuant to this Agreement, such Preferred Securities will be duly and validly issued and fully paid and non-assessable beneficial interests in the Trust entitled to the benefits provided by the Declaration; the Preferred Securities conform to the description thereof contained in the Registration Statement and the Preferred Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Preferred Securities;


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                  (j) Common Securities. The Common Securities of the Trust have been duly authorized and when issued and delivered by the Trust to the Company against payment therefor as set forth in the Declaration, will be duly and validly issued and non-assessable beneficial interests in the Trust and will conform to the description thereof contained in the Prospectus;

                  (k) Authorization of Company Agreements. The Guarantee, the Declaration, the Debentures and the Indenture (the Guarantee, the Declaration, the Debentures and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee (as defined in the Guarantee), in the case of the Declaration, by the Trustees (as defined in the Declaration) and, in the case of the Indenture, by the Trustee named therein (the "Debenture Trustee"), and, in the case of the Debentures, when validly issued by the Company and duly authenticated and delivered by the Debenture Trustee against payment therefore as contemplated by the Company Agreements, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, equitable principles (regardless of whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the form filed as an exhibit to the Registration Statement, will conform to the descriptions thereof in the Prospectus as amended or supplemented;

                  (l) Absence of Defaults and Conflicts by the Company. The issuance by the Company of the Guarantee and the Debentures; the compliance by the Company with all of the provisions of this Agreement, the Guarantee and the Debentures; the execution, delivery and performance by the Company of the Company Agreements; and the consummation of the transactions contemplated herein and therein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the material propertY or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation) having Jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the Debentures or the consummation by the Company of the other transactions contemplated by this Agreement or the Company Agreements, except such as have been or will have been, prior to the Commencement Date and the Exchange Date, respectively, obtained under the Act of the


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Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance by the Company of the Guarantee and the Debentures;

                  (m) Absence of Defaults or Conflicts by the Trust. The issue and sale of the Preferred Securities by the Trust; the compliance by the Trust with all of the provisions of this Agreement and the Preferred Securities; the purchase of the Debentures by the Trust; the execution, delivery and performance by the Trust of the Declaration and the consummation of the transactions contemplated herein and therein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Trust is a party or by which such Trust is bound or to which any of the material property or assets of such Trust is subject, nor will such action result in any violation of the provisions of the Declaration or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities and the Common Securities by such Trust, the purchase of the Debentures by the such Trust or the consummation by such Trust of the transactions contemplated by this Agreement or the Declaration, except such as have been, or will have been, prior to the Commencement Date and the Exchange Date, respectively, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities;

                  (n) Absence of Proceedings. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Trust, the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity (or net assets, as the case may be) or results of operations of the Trust, or the Company and its subsidiaries; and, to the best of the Trust's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (o) Compliance with Laws. Each of the Company, the Bank and the Trust is in substantial compliance with, and conducts its business in substantial conformity with, all applicable laws and governmental regulations.

                  (p) Select Sections of Registration Statement. The statements set forth in (i) the Prospectus under the captions "Description of the Junior Subordinated Debentures", "Description of the Preferred Securities", "Description of Guarantee", "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee" and

"Description of the Series A Preferred Stock", insofar as they constitute a summary of the terms of the Preferred Securities, Debentures, the Guarantee, the Indenture, the Declaration and the Series A Preferred Stock, fairly summarize the information required to be disclosed therein.

                  (q) Investment Company Act. Neither the Company nor the Trust is, and after giving effect to the consummation of the Exchange Offer as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  7. Indemnification and Contribution. (a) Each of the Company and the Trust jointly and severally agrees: (A) to indemnify and hold the Dealer Manager harmless against any loss, damage, expense, liability or claim (i) which
(1) with respect to the Registration Statement, is caused by any untrue statement or alleged untrue statement of a material fact contained therein or which is caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) with respect to the Offering Materials or in any amendment or supplement thereto, is caused by any untrue statement or alleged untrue statement of a material fact contained in such Offering Materials or which is caused by the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, in any such case, as to the Dealer Manager insofar as such loss, damage, expense, liability or claim is caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Dealer Manager furnished to the Company or the Trust in writing by the Dealer Manager expressly for use in the Registration Statement or in such Offering Materials or (ii) which arises out of or is based upon a withdrawal, rescission or modification of or a failure to make or consummate the Exchange Offer; and (B) to indemnify and hold the Dealer Manager harmless against any other loss, damage, expense, liability or claim which otherwise arises out of or is related to this Agreement or the Exchange Offer or the services provided by the Dealer Manager in connection with this Agreement or the Exchange Offer, except to the extent any such loss, damage, expense, liability or claim referred to in this clause (B) is found by a final judgment of a court of competent jurisdiction to have resulted from the Dealer Manager's gross negligence, bad faith or willful misconduct. The Company and the Trust each jointly and severally agree to indemnify and hold the Dealer Manager harmless against and reimburse the Dealer Manager for any and all reasonable expenses (including reasonable legal fees and expenses) as such expenses are incurred by it in connection with investigating, preparing for or defending against any such loss, damage, expense, liability or claim, whether or not resulting in any liability, whether or not such person is a named party in connection therewith and whether or not such loss, damage, expense, liability or claim results from action initiated or brought by or on behalf of the Company or any of its subsidiaries (including the Trust), and any amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever as set forth herein if such settlement is effected with the prior written consent of the Company; provided, however, with respect to clause (B) above, that neither the Company nor the Trust shall be liable for any of the foregoing expenses and any amounts previously paid shall be promptly repaid to the extent that any loss, damage, liability or claim is found by a final judgment of a court of competent jurisdiction to have resulted from the Dealer Manager's gross negligence, bad faith or willful misconduct. In the event that you become involved in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders of the Company, in connection with any matter referred to in this Agreement or arising out of the Exchange Offer for which you would be entitled to indemnification pursuant to the preceding sentence, the Company and the Trust also agree to indemnify and hold you harmless against and to reimburse you for any amount paid in settlement of any litigation commenced or threatened or of any claim whatsoever as set forth herein if such settlement is effected with the written consent of the Company and the Trust, which shall not be unreasonably withheld. The Company and the Trust also agree that the Dealer Manager shall not have any liability (whether direct or indirect, in tort, contract or otherwise) to the Company or any of its subsidiaries (including the Trust) or its or their security holders or creditors related to or arising out of this Agreement or the Exchange Offer or the services provided by the Dealer Manager in connection with this Agreement or the Exchange Offer, except (i) for failure to perform its obligations under this Agreement, (ii) to the extent such liability is found by a final judgment of a court of competent jurisdiction to have resulted from the Dealer Manager's gross negligence, bad faith or willful misconduct or (iii) as expressly provided in the next succeeding paragraph.

                  The Dealer Manager agrees to indemnify and hold harmless the Company and the Trust to the same extent as the foregoing indemnity from the Company and the Trust to the Dealer Manager contained in Section 7(a)(A)(i) above, but only with reference to information relating to the Dealer Manager furnished to the Company in writing by the Dealer Manager expressly for use in the Registration Statement or the Offering Materials.

                  (b) Promptly after receipt by a person indemnified under this
Section 7 of notice of any suit, action, proceeding or investigation with respect to which an indemnified party may be entitled to indemnification hereunder, such indemnified person shall notify the person against whom such indemnity may be sought in writing of the commencement or the written assertion thereof; but the omission so to notify such indemnifying person shall not relieve such indemnifying person from any liability which it may have to such indemnified person unless the indemnifying person has been materially prejudiced by such omission. Following such notification, such indemnifying person may elect in writing to assume the defense of such suit, action, proceeding or investigation and, upon such election, such indemnifying person shall not be liable for any legal costs subsequently incurred by such indemnified person (other than reasonable costs of investigation and providing evidence) in connection therewith, unless (i) such indemnifying person has failed to provide counsel reasonably satisfactory to such indemnified person in a timely manner, (ii) counsel which has been provided by such indemnifying person reasonably determines that its representation of such indemnified person would present it with a conflict of interest or (iii) such indemnified person reasonably determines that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying person. In the event of a determination pursuant to clause (i), (ii) or (iii) above, such indemnified person shall be entitled to retain separate counsel of their choice and the fees and expenses of such separate counsel shall be borne by such indemnifying person. Such indemnifying person shall not in any event be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Dealer Manager in any one action or group of related actions, except as provided in the immediately preceding sentence. Whether or not such indemnifying person shall have assumed the defense of any suit, action, proceeding or investigation, the Company, the Trust and the Dealer Manager agree to cooperate in the defense thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.

                  (c) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified person to the extent provided under subsection (a) above in respect of any losses, damages, expenses, liabilities or claims referred to therein, then the indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and its subsidiaries (including the Trust) on the one hand and the Dealer Manager on the other from the Exchange Offer or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its subsidiaries (including the Trust) on the one hand and the Dealer Manager on the other in connection with any statements or omissions or any other matters which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and its subsidiaries (including the Trust) on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the maximum aggregate liquidation preference of the Preferred Securities issuable pursuant to the Exchange Offer bears to the maximum amount of fees payable to the Dealer Manager pursuant to Section 3 hereof (less any expenses payable by the Dealer Manager to the Company pursuant to Section 4 hereof). The relative fault of the Company and its subsidiaries (including the Trust) on the one hand and the Dealer Manager on the other (i) in the case of any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or any of its subsidiaries (including the Trust) or their affiliates or the Dealer Manager, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or any of its subsidiaries (including the Trust) or their affiliates or by the Dealer Manager, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c). Notwithstanding the provisions of this Section 7(c), the Dealer Manager shall not be required to contribute any amount in excess of the fee paid to the Dealer Manager pursuant to Section 3 hereof (less any expenses payable by the Dealer Manager to the Company pursuant to Section 4 hereof). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Conditions to Dealer Manager's Obligations. The obligations of the Dealer Manager hereunder are subject as of the Commencement Date and as of the Exchange Date to the accuracy of the representations and warranties of the Company and the Trust contained herein or in certificates of any officer of the Company or Trustee of the Trust delivered pursuant to the provisions hereof, to the performance, in all material respects, by the Company and the Trust of their obligations hereunder to be performed, and to the following additional conditions:

                  (a) On the Commencement Date and the Exchange Date, the Registration Statement shall have become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the Company's or the Trust's knowledge, threatened by the Commission.

                  (b) On the Commencement Date and the Exchange Date, since the respective dates as of which information is given in the Prospectus as amended or supplemented, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise whether or not arising in the ordinary course of business.

                  (c) The Dealer Manager shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by an executive officer of the Company, to the effect (i) set forth in clause (b) above, (ii) that the representations and warranties of the Company contained in this Agreement are true and correct with the same force and effect as though expressly made as of such date (except for representations and warranties which by their terms speak as of a different date or dates), (iii) that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date and
(iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to the best of the Company's knowledge, threatened by the Commission. The officer signing and delivering such certificate may rely upon the best of such officer's knowledge as to proceedings threatened.

                  (d) On the Commencement Date and the Exchange Date, there shall not have been since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Trust.

                  (e) The Dealer Manager shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by a Regular Trustee of the Trust, to the effect (i) set forth in clause (d) above,
(ii) that the representations and warranties of the Trust contained in this Agreement are true and correct with the same force and effect as though expressly made as of such date (except for representations and warranties which by their terms speak as of a different date or dates), (iii) that the Trust has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to the best of the Trust's knowledge, threatened by the Commission. The Regular Trustee signing and delivering such certificate may rely upon knowledge as to proceedings threatened.

                  (f) John W. Scheflen, Executive Vice President and General Counsel of the Company or other counsel for the Company satisfactory to the Dealer Manager shall have furnished to the Dealer Manager their written opinions, dated the Commencement Date and the Exchange Date, respectively, in form and substance satisfactory to the Dealer Manager, to the effect that:

                           (i) The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                           (ii) Each Significant Subsidiary of the Company has
been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except for the Bank and any other national bank subsidiary, which has been duly organized and is validly existing under the laws of the United States, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                           (iii) The Company and each Significant Subsidiary has
been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (iv) The Company has an authorized capitalization as
set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (v) To such counsel's knowledge and other than as set
forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; to such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject; and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vi) This Agreement has been duly authorized,
executed and delivered by the Company;

                           (vii) The issuance by the Company of the Guarantee
and the Debentures, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of each of the Guarantee, the Declaration, the Debentures and the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body (including, without limitation, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation) having jurisdiction over the Company or any of its properties; and

                           (viii) The Registration Statement, as of its
effective date, and the Prospectus, as of its date, (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) comply as to form in all material respects with requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although he has not independently verified and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Designated Trust or the Company (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any amendment or supplement thereto made by the Trust or the Company (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Commencement Date and the Exchange Date, respectively, either the Registration Statement or the Prospectus or any amendment or supplement thereto made by the Trust or the Company (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  In giving such opinion, such counsel may rely as to all matters governed by the laws of the State of New York, on the opinion delivered pursuant to Section 8(g) hereof by Simpson Thacher & Bartlett.

                  (g) Simpson Thacher & Bartlett, counsel for the Company, shall have furnished to the Dealer Manager their written opinions, dated the Commencement Date and the Exchange Date, respectively, in form and substance satisfactory to the Dealer Manager, to the effect that:

                           (i) The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the State of Maryland;

                           (ii) This Agreement has been duly authorized,
executed and delivered by the Company;

                           (iii) No consent, approval, authorization, order,
registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities being delivered at the Exchange Date, as the case may be, or the issuance of the Guarantee and the Debentures or the consummation by the Trust or the Company of the transactions contemplated by this Agreement and each of the Guarantee, the Declaration, the Debentures and the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters or the issuance of the Guarantee and Debentures by the Company;

                           (iv) The statements set forth in the Prospectus under
the captions "Description of the Junior Subordinated Debentures", "Description of the Preferred Securities", "Description of Guarantee" and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee", insofar as they purport to constitute summaries of certain terms of the Preferred Securities and each of the Guarantee, the Declaration, the Debentures and the Indenture, in each case constitute accurate summaries of each of the Guarantee, the Declaration, the Debentures and the Indenture and of the terms of such securities, as set forth in each of the Guarantee, the Declaration, the Debentures and the Indenture, in all material respects;

                           (v) The Debentures are in the form prescribed in or
pursuant to the Indenture, have been duly and validly authorized by the Company by all necessary corporate action and, when completed, executed and authenticated as specified in or pursuant to the Indenture and issued and delivered against payment therefore as specified in each of the Guarantee, the Declaration, the Debentures and the Indenture, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, to general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                           (vi) The Indenture, the Guarantee and the Declaration
have each been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Debenture Trustee (in the case of the Indenture), by the Guarantee Trustee (in the case of the Guarantee) and by the Trustees (in the case of the Declaration) constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture, the Guarantee and the Declaration have been duly qualified under the Trust Indenture Act;

                           (vii) The Trust is not an "investment company" or an
entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended; and

                           (viii) Such counsel has been advised by the
Commission that the Registration Statement was declared effective and that; to such counsel's knowledge, no stop order suspending effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose is pending or threatened by the Commission.

                           (ix) The Registration Statement, as of its effective
date, and the Prospectus, as of its date, (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion), comply as to form in all material respects with requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they have not independently verified and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (iii) of this Section 8(g), they have no reason to believe that, as of its effective date, the Registration Statement or any amendment thereto made by the Trust or the Company (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any amendment or supplement thereto made by the Trust or the Company (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Commencement Date and the Exchange Date, respectively, either the Registration Statement or the Prospectus or any amendment or supplement thereto made by the Trust or the Company (other than the financial statements and related schedules and other financial data therein and the Form T-1 Statements of Eligibility and Qualification of the Trustees, as to which such counsel need express no opinion), contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  In giving such opinion, such counsel may rely as to all matters governed by the laws of the State of Maryland, on the opinion delivered pursuant to Section 8(f) hereof by John W. Scheflen.

                  (h) Special Delaware Counsel to the Trust and the Company satisfactory to the Dealer Manager, shall have furnished to you, the Company and the Trust their written opinion, dated the Commencement Date and the Exchange Date, respectively, in form and substance satisfactory to you, to the effect that

                           (i) The Trust has been duly created and is validly
existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           (ii) Under the Delaware Act and the Declaration, the
Trust has the power and authority to own property and conduct its business, all as described in the Prospectus:

                           (iii) The Declaration constitutes a valid and legally
binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (iv) Under the Delaware Act and the Declaration, the
Trust has the power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement and (b) issue and perform its obligations under the Preferred Securities and the Common Securities of the Trust;

                           (v) Under the Delaware Act and the Declaration, the
execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations thereunder and thereunder, have been duly authorized by all necessary action on the part of the Trust;

                           (vi) The Preferred Securities have been duly
authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable beneficial interests in the Trust and are entitled to the benefits provided by the Declaration; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Declaration) to exercise its rights and remedies under the Declaration;

                           (vii) The Common Securities of the Trust have been
duly authorized by the Declaration and are validly issued and represent beneficial interests in the Trust;

                           (viii) Under the Delaware Act and the Declaration,
the issuance of the Preferred Securities and the Common Securities of the Trust is not subject to preemptive rights;

                           (ix) The issuance and sale by the Trust of Preferred
Securities and the Common Securities of the Trust, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Declaration, or (b) any applicable Delaware law or administrative regulation;

                           (x) Assuming that the Trust derives no income from or
connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities and the Common Securities of the Trust. (in rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware); and

                           (xi) Assuming that the Trust derives no income from
or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of


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
the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (i) Tax counsel for the Trust and the Company satisfactory to the Dealer Manager shall have furnished to you their written opinion, dated the Commencement Date and the Exchange Date, respectively, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences";

                  (j) The Dealer Manager shall have received the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Dealer Manager, dated as of the Commencement Date and the Exchange Date, with respect to the validity of the Preferred Securities, the Registration Statement, the Prospectus and other related matters as the Dealer Manager may reasonably require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and Delaware, and the federal law of the United States, upon the opinions of counsel satisfactory to the Dealer Manager. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, trustees of the Trust and certificates of public officials.

                  (k) On the Commencement Date, the Dealer Manager shall have received from the Company's independent public accountants, in form and substance reasonably satisfactory to the Dealer Manager and dated as of such date, containing statements and information of the type ordinarily included in accountants' "comfort letters" to dealer manager with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                  (l) At the Exchange Date, the Dealer Manager shall have received from the Company's independent public accountants, in form and substance reasonably satisfactory to the Dealer Manager and dated as of such dates, to the effect that such accountants reaffirm the statements made in the letter furnished pursuant to Section 8(j).

                  (m) At the Exchange Date, the Preferred Securities shall have been duly listed, subject to official notice of issuance, on the NYSE.

                  (n) By the Exchange Date, the Company shall have entered into appropriate agreements with the Information Agent and the Exchange Agent for purposes of the Exchange Offer.

                  9.       Termination.

                  (a) This Agreement shall terminate upon the earliest to occur of (i) the Exchange Date, (ii) the date on which the Dealer Manager gives notice to the Company and the Trust that any of the conditions specified in Section 8 have not been fulfilled as of any date such conditions are required to be fulfilled pursuant to Section 8 or (iii) the date on which the Company terminates or withdraws the Exchange Offer for any reason (the earliest to occur of clauses (i), (ii) or (iii) being referred to as the "Termination Date").

                  (b) Notwithstanding termination of this Agreement pursuant to subsection (a) of this Section 9, the obligations of the Company to compensate and/or reimburse, as applicable, the Dealer Manager pursuant to Section 3, 4 or 5, the representations and warranties contained in Section 6 and the provisions of Section 7 shall survive any termination of this Agreement.

                  10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Dealer Manager shall be directed to it at Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, New York, New York 10281-1201, Attention: Syndicate Operations; notices to the Trust shall be directed to it at The Bank of New York, 101 Barclay Street, 21st Floor, New York, New York 10286, Attention: Corporate Trust Administrator and notices to the Company shall be directed to it at MBNA Corporation, Wilmington, Delaware 19884, Attention: General Counsel.

                  11. Tombstone. The Company and the Trust acknowledge that the Dealer Manager may, with the prior review and approval of the Company, which approval shall not be unreasonably withheld, place an announcement in such newspapers and periodicals as the Dealer Manager may choose, stating that the Dealer Manager is or was acting as dealer manager and financial advisor to the Company and the Trust in connection with the Exchange Offer. The costs relating to any such tombstone shall be borne by the Dealer Manager.

                  12. Survival of Certain Provisions. The representations, warranties, indemnities and agreements of the Company and the Trust will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Dealer Manager or any affiliate or controlling person thereof and, subject to Section 9(b), will survive the consummation of the Exchange Offer.

                  13. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

                  14. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

                  15. Successors. This Agreement is made solely for the benefit of the Dealer Manager, the Company and the Trust and, to the extent expressed, the parties indemnified pursuant to Section 7, and no other persons shall acquire or have any right under or by virtue of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, and, to the extent expressly set forth herein, the parties indemnified pursuant to Section 7 hereof, any rights or remedies under or by reason of this Agreement. Without limiting the generality of the foregoing, the parties acknowledge that nothing in this Agreement, expressed or implied, is intended to confer on holders of the securities of the Trust, the Company or any of its subsidiaries or creditors of the Company or any of its subsidiaries or the respective successors and assigns of such creditors, any rights or remedies under or by reason of this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Trust and the Dealer Manager in accordance with its terms.

                                Very truly yours,

                                MBNA CORPORATION.

                                By:

                                MBNA CAPITAL C

                                By:________________________

                                   Name:
                                   Title:  Regular Trustee

                                By:________________________

                                   Name:
                                   Title:  Regular Trustee


Confirmed and accepted as of the date first above written:

MERRILL LYNCH & CO.
   MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED

By:________________________________________
            Authorized Signatory


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